UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 13, 2005

Medicsight, Inc
(Exact name of registrant as specified in its charter)

Delaware	0-26886	13-4148725
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

46 Berkeley Square, London, United Kingdom		W1J 5AT
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code +44-20-7598-4070

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01.                                    Notice of Delisting or Failure To Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On December 8, 2005 the Company received approval to list its shares of Common Stock, par value $0.001, on the American Stock Exchange (AMEX) and trading is expected to commence on or around Monday December 19, 2005. The Company anticipates that trading on the AMEX will begin at 9:30 a.m. on Monday, December 19, 2005, under the symbol “MGT”.

The press release, dated December 13, 2005, announcing the Company’s successful application to be listed on the American Stock Exchange is filed as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEDICSIGHT, INC.
	By:	/s/ Paul Gothard
Paul Gothard
Chief Financial Officer
Date: December 13, 2005

Exhibit Index

Exhibit No.

Description

EX 99.1	Press release dated December 13, 2005 announcing the Company’s successful application to be listed on the American Stock Exchange.